Exhibit 10.1


                  Supplemental Agreement No. 10
                               to
                   Purchase Agreement No. 1670
                             between
                       THE BOEING COMPANY
                               and
                     UNITED AIR LINES, INC.
            Relating to Boeing Model 747-422 Aircraft


          THIS SUPPLEMENTAL AGREEMENT, entered into as of the 11th day of April 1997, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and UNITED AIR LINES, INC., a Delaware corporation (hereinafter called Buyer);

                      W I T N E S S E T H:
                      -------------------

          WHEREAS, the parties entered into that certain Purchase Agreement No. 1670, dated as of December 18, 1990, relating to the purchase and sale of Boeing Model 747-422 aircraft (hereinafter referred to as "The Aircraft", or the "Firm Aircraft", [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or the "Option Aircraft", as such capitalized terms, and any other capitalized terms used herein, unless otherwise specifically defined herein, are defined in the "Purchase Agreement" (as such term is defined below)), which agreement, as amended and supplemented, together with all exhibits, specifications and letter agreements related or attached thereto, is hereinafter called the "Purchase Agreement" and;

          WHEREAS, on July 12, 1996 Buyer and Boeing signed
Supplemental Agreement No. 9 to the Purchase Agreement; and

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

          WHEREAS, Buyer and Boeing wish to make certain additional amendments to the Purchase Agreement to reflect the agreements set forth in Supplemental Agreement No. 9.

          NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to amend the Purchase
Agreement as follows:

1. The Table of Contents is deleted in its entirety and replaced with a new Table of Contents contained in Attachment 1 hereto.

P.A. No. 1670                  SA10-1

2. Article 3, entitled Price of Aircraft is deleted in its entirety and replaced with a new Article 3 contained in Attachment 2 hereto.

3. Delete the following "Months to be Utilized in Determining the Value of H & W" from the table on page 3 of Exhibit D, entitled Price Adjustment due to Economic Fluctuations
- Airframe & Engine.

       Month of Scheduled
       Aircraft Delivery as Set            Months to be Utilized
       Forth in Article 2.1 of             Determining the Value
       the Agreement                       of H & W
       ------------------------            ---------------------

[*CONFIDENTIAL MATERIAL OMITTED            [*CONFIDENTIAL MATERIAL
AND FILED SEPARATELY WITH THE              OMITTED AND FILED SEPARATELY
SECURITIES AND EXCHANGE COMMISSION         WITH THE SECURITIES AND EX-
PURSUANT TO A REQUEST FOR CONFIDENTIAL     CHANGE COMMISSION PURSUANT
TREATMENT]                                 TO A REQUEST FOR CONFIDENTIAL
                                           TREATMENT]

4.       The Purchase Agreement is amended by adding Exhibit D-
1, entitled Price Adjustment due to Economic Fluctuations -
Airframe & Engine contained in Attachment 3 hereto.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

6. This Supplemental Agreement is subject to the confidentiality provisions of Letter Agreement 6-1162-DLJ-886.

P.A. No. 1670                  SA10-2

7. The Purchase Agreement shall be deemed amended to the extent herein provided and as amended shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                     UNITED AIR LINES, INC.

By: /s/ M.D. Hurt                      By: /s/ Douglas A. Hacker
    -------------                          ---------------------

Its: Attorney In Fact                  Its: Senior Vice President and
     ----------------                       Chief Financial Officer
                                            -------------------------
P.A. No. 1670                  SA10-3

                        TABLE OF CONTENTS

                                                          Page
                                                          Number
                                                          ------

ARTICLE 1.     Subject Matter of Sale.......................1-1
ARTICLE 2.     Delivery of Aircraft; Title and Risk
               of Loss......................................2-1
ARTICLE 3.     Price of Aircraft............................3-1
ARTICLE 4.     Taxes and Customs Duties.....................4-1
ARTICLE 5.     Payment......................................5-1
ARTICLE 6.     Excusable Delay..............................6-1
ARTICLE 7.     Changes to Detail Specification..............7-1
ARTICLE 8.     Federal Aviation Administration
               Requirements.................................8-1
ARTICLE 9.     Demonstration Flights and Test Data..........9-1
ARTICLE 10.    Assignment, Resale or Lease.................10-1
ARTICLE 11.    Termination for Certain Events..............11-1
ARTICLE 12.    Inspections; Plant Representatives..........12-1
ARTICLE 13.    Spare Parts and Certain Exhibit
               Documents...................................13-1
ARTICLE 14.    Notices and Requests........................14-1
ARTICLE 15.    Miscellaneous...............................15-1

EXHIBIT A      Aircraft Configuration.........................A

EXHIBIT B      Product Assurance Document.....................B

EXHIBIT C      Customer Support Document......................C

EXHIBIT D      Price Adjustment Due to Economic
               Fluctuations - Airframe and Engine.............D

EXHIBIT D-1    Price Adjustment Due to Economic
               Fluctuations - Airframe and Engine...........D-1

EXHIBIT E      Buyer Furnished Equipment Document.............E

EXHIBIT F      Acceptance Certificate.........................F

P.A. No 1670                      I

Attachment 2 to
Supplemental Agreement No. 10 to
Purchase Agreement No. 1670

ARTICLE 3.     Price of Aircraft.
               -----------------

       3.1     Basic Price.
               -----------

               3.1.1  Basic Price for Aircraft prior to
                      ---------------------------------
                      1997.

The basic price of each Aircraft scheduled for delivery prior to January 1, 1997 shall be equal to the sum of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and (ii) such price adjustments applicable to such Aircraft as may be made pursuant to the provisions of this Agreement, including Article 7 (Changes to Detail Specification) and Article 8 (FAA Requirements) or other written agreements executed by Buyer and Boeing.


               3.1.2  Basic Price for Aircraft 1997 to 1998.
                      -------------------------------------

The basic price of each Aircraft scheduled for delivery between January 1, 1997 and December 31, 1998 shall be equal to the sum of [*CONFIDENTIAL MATERIAL OMITTED
AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and (ii) such price adjustments applicable to such Aircraft as may be made pursuant to the provisions of this Agreement, including Article 7 (Changes to Detail Specification) and
Article 8 (FAA Requirements) or other written agreements executed by Buyer and Boeing.


               3.1.3  Basic Price for Aircraft After 1998.
                      -----------------------------------

The basic price of each Aircraft scheduled for delivery after December 31, 1998 shall be equal to the sum of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and (ii) such price adjustments applicable to such Aircraft as may be made pursuant to the provisions of this Agreement, including Article 7 (Changes to Detail Specification) and Article 8 (FAA Requirements) or other written agreements executed by Buyer and Boeing.


       3.2       Purchase Price.  The purchase price of
each Aircraft shall be equal to the sum of the following items as determined at the time of such Aircraft delivery: (i) the basic price of such Aircraft, (ii) the Airframe and Engine Price Adjustments to be determined pursuant to Exhibit D (Price Adjustment Due to Economic Fluctuations - Airframe and Engine) attached hereto [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and the Airframe and Engine Price Adjustments to be determined pursuant to Exhibit D-1 (Price Adjustment Due

P.A. No. 1670                    3-1

Attachment 2 to
Supplemental Agreement No. 10 to
Purchase Agreement No. 1670



to Economic Fluctuations -Airframe and Engine) attached hereto [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and (iii) such price adjustments applicable to such Aircraft as may be made pursuant to the provisions of this Agreement, including Exhibit E (Buyer Furnished Equipment Document) or other written agreements executed by Boeing and Buyer (the "Purchase Price").

P.A. No. 1670                    3-2

Attachment 3 to
Supplemental Agreement No. 10 to
Purchase Agreement No. 1670



              AIRFRAME AND ENGINE PRICE ADJUSTMENT

                             between

                       THE BOEING COMPANY

                               and

                     UNITED AIR LINES, INC.





          Exhibit D-1 to Purchase Agreement Number 1670

P.A. No. 1670

Attachment 3 to
Supplemental Agreement No. 10 to
Purchase Agreement No. 1670



                     PRICE ADJUSTMENT DUE TO
                     -----------------------
                      ECONOMIC FLUCTUATIONS
                      ---------------------
                    AIRFRAME PRICE ADJUSTMENT
                    -------------------------
                        (1995 Base Price)
                        -----------------

1.     Formula.
       -------

         For those Aircraft scheduled for delivery after [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] the Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

         Pa = (P) (L + M - 1)

         Where:

         Pa = Airframe Price Adjustment.

         L = .65 x ECI
                   ---
                   130.1

         M = .35 x ICI
                   ---
                   123.6

         P = Aircraft Basic Price (as set forth in Article 3.1.3 of this Agreement) less the base price of Engines (as defined in this Exhibit D-1) in the amount of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

       ECI = A value using the "Employment Cost Index for workers in aerospace manufacturing" (aircraft manufacturing, standard industrial classification code 3721, compensation, base month and year June 1989 = 100), as released by the Bureau of Labor Statistics, U.S. Department of Labor on a quarterly basis for the months of March, June, September and December, calculated as follows: A three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) will be determined using the months set forth in the table below for the applicable Aircraft, with the released Employment Cost Index value described above for the month of March also being used for the months of January and February; the value for June

P.A. No. 1670                   D-1-1
PA/NEXD-1

Attachment 3 to
Supplemental Agreement No. 10 to
Purchase Agreement No. 1670


             also used for April and May; the value for September also used for July and August; and the value for December also used for October and November.

       ICI = The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base Year 1982 = 100) as released by the Bureau of Labor Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

          In determining the value of L, the ratio of ECI divided by 130.1 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

          In determining the value of M, the ratio of ICI divided by 123.6 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

Month of Scheduled
Aircraft Delivery as Set                   Months to be Utilized
Forth in Article 2.1 of                    in Determining the Value
the Agreement                              ECI and ICI
------------------------                   ------------------------


[*CONFIDENTIAL MATERIAL OMITTED            [*CONFIDENTIAL MATERIAL
AND FILED SEPARATELY WITH THE              OMITTED AND FILED SEPARATELY
SECURITIES AND EXCHANGE COMMISSION         WITH THE SECURITIES AND EX-
PURSUANT TO A REQUEST FOR CONFIDENTIAL     CHANGE COMMISSION PURSUANT
TREATMENT]                                 TO A REQUEST FOR CONFIDENTIAL
                                           TREATMENT]

2. If at the time of delivery of an Aircraft Boeing is unable to determine the Airframe Price Adjustment because the applicable values to be used to determine the ECI and ICI have not been released by the Bureau of Labor Statistics, then:

P.A. No. 1670                   D-1-2
PA/NEXD-1

Attachment 3 to
Supplemental Agreement No. 10 to
Purchase Agreement No. 1670


       2.1 The Airframe Price Adjustment, to be used at the time of delivery of each of the Aircraft scheduled for delivery after December 31, 1998, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment. If no values have been released for an applicable month, the provisions set forth in Paragraph 2.2 below will apply. If prior to delivery of an Aircraft the U.S. Department of Labor changes the base year for determination of the ECI or ICI values as defined above, such rebased values will be incorporated in the Airframe Price Adjustment calculation. The payment by Buyer to Boeing of the amount of the Purchase Price for such Aircraft, as determined at the time of Aircraft delivery, will be deemed to be the payment for such Aircraft required at the delivery thereof.

       2.2 If prior to delivery of an Aircraft the U.S. Department of Labor substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Aircraft Airframe Price Adjustment, the parties will, prior to delivery of any such Aircraft, select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revision of the formula will be made as required to reflect any substitute values. However, if within 24 months from delivery of the Aircraft the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of such Aircraft.

       2.3 In the event escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree,

P.A. No. 1670                   D-1-3
PA/NEXD-1

Attachment 3 to
Supplemental Agreement No. 10 to
Purchase Agreement No. 1670


to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected Aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February, 1995, which is consistent with the applicable provisions of paragraph 1 of this Exhibit D.

3. For the calculations herein, the values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment.

Note: Any rounding of a number, as required under this Exhibit D-1 with respect to escalation of the airframe price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

P.A. No. 1670                   D-1-4
PA/NEXD-1

Attachment 3 to
Supplemental Agreement No. 10 to
Purchase Agreement No. 1670



            ENGINE PRICE ADJUSTMENT - PRATT & WHITNEY
            -----------------------------------------
                        (1995 BASE PRICE)
                        -----------------

(a) The Aircraft Basic Price of each Aircraft scheduled for delivery [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as set forth in Article 3.1.3 of this Agreement, includes an aggregate price for PW4056 engines and all accessories, equipment and parts therefor provided by the engine manufacturer (collectively in this Exhibit D-1 called "Engines") of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The adjustment in Engine price applicable to each such Aircraft ("Engine Price Adjustment" herein) will be determined at the time of Aircraft delivery in accordance with the following formula:

       Pa  =  (P)  (AA  +  BB  +  CC)  -  P

(b)    The following definitions will apply herein:

       Pa  =  Engine Price Adjustment


       P   =  Aggregate Engine Base Price as set forth in
              paragraph (a) above.

       AA  = .60  x  L
                    ---
                    $17.80

       BB  = .30  x  M
                    ---
                    130.6

       CC  = .10  x  E
                    ---
                    76.6

In determining the value of AA, BB and CC, the ratio of L divided by $17.80, M divided by 130.6 and E divided by 76.6 will be expressed as a decimal and rounded to the nearest ten-thousandth but the decimal value resulting from multiplying such ratios by the respective constants (.60, .30 and .10) will not be rounded. The value of the sum of AA + BB + CC will also be rounded to the nearest ten-thousandth.

       L   =  Labor  Index, which is the "Hourly Earnings  of
              Aircraft  Engines and Engine Parts Production Workers, SIC
              3724"  published  by the Bureau of Labor  Statistics,  U.S.
              Department of Labor,

P.A. No. 1670                   D-1-5
PA/NEXD-1

Attachment 3 to
Supplemental Agreement No. 10 to
Purchase Agreement No. 1670


              for the seventh month preceding the month of scheduled Aircraft delivery.

   $17.80  =  Published Labor Index (SIC 3724) for December, 1994.

        M  =  Material Index, which is the "Producer Price Index
              - Code 10, Metals and Metal Products," (Base Year 1982 =
              100) published by the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled Aircraft delivery.

    130.6  =  Published Material Index (Code 10) for December, 1994.

        E  =  Fuel Index, which is the "Producer Price Index -
              Code 5, Fuels and Related Products and Power" (Base Year 1982 = 100) published for the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled Aircraft delivery.

     76.6  =  Published Fuel Index (Code 5) for December, 1994.

The Engine Price Adjustment will not be made if it would result in a decrease in the aggregate Engine base price.

(c) The value of the Labor, Material and Fuel Index used in determining the Engine Price Adjustment will be those published by the Bureau of Labor Statistics, U.S. Department of Labor as of a date 30 days prior to the scheduled Aircraft delivery to Buyer. Such Index values will be considered final and no revision to the Engine Price Adjustment will be made after Aircraft delivery for any subsequent changes in published Index values.

(d)     If the Bureau of Labor Statistics, U. S. Department of
Labor, (i) substantially revises the methodology (in contrast to benchmark adjustments or other corrections of previously published data), or (ii) discontinues publication of any of the data referred to above or (iii) temporarily discontinues publication of any of the data referred to above, Pratt & Whitney Aircraft (P&WA) agrees to meet jointly with Boeing and Buyer and jointly select a substitute for the revised or discontinued data, such

P.A. No. 1670                   D-1-6
PA/NEXD-1

Attachment 3 to
Supplemental Agreement No. 10 to
Purchase Agreement No. 1670


substitute data to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original data as it may have fluctuated had it not been revised or discontinued. Appropriate revision of the Engine Price Adjustment provisions set forth above will be made to accomplish this result for affected Engines.

In the event the Engine Price Adjustment escalation provisions of this Agreement are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, P&WA agrees to meet jointly with Boeing and Buyer and jointly agree, to the extent that they may lawfully do so, to adjust equitably the purchase price of the Engine(s) to reflect an allowance for increases in labor, material and fuel costs that occurred from December, 1994 to the seventh month preceding the month of scheduled delivery of the applicable Aircraft.

NOTES: Any rounding of a number, as required under this Exhibit D-1 with respect to escalation of the Engine price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.